EXHIBIT 10.4

                           SALES LEAD MANAGEMENT INC.
                                FORM OF 10% NOTE

        THESE SECURITIES INCLUDING ANY UNDERLYING SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN THE FINANCING AGREEMENT (AS DEFINED BELOW).

$100,000                                                         JANUARY 7, 2005

                           SALES LEAD MANAGEMENT INC.


        This Note is one of a duly authorized issue of up to $100,000 in Notes of SALES LEAD MANAGEMENT INC., a corporation organized and existing under the laws of the State of Delaware (the "Company").

        FOR VALUE RECEIVED, subject to Section 2 below, the Company promises to pay to PETER COHEN, the registered holder hereof (the "Holder"), the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) due by December 31, 2006 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time at the rate of 10% annually. Interest shall accrue from the Loan Date and, subject to Section 2 below, shall be payable monthly or on the Maturity Date.

                This Note is subject to the following additional provisions to which the Holder, by acceptance of this Note, agrees:

        1. PREPAYMENT. The Company may prepay this Note, in whole or in part, at any time without prepayment premium or penalty. Any prepayment shall be credited first to accrued and unpaid interest and then to outstanding principal.

        2. INSOLVENCY. The entire unpaid principal of this Note together with any accrued and unpaid interest thereon shall become immediately due and payable upon the occurrence of any of the following events: (a) the dissolution of the Company; (b) the admission in writing of the Company's inability to pay its debts as they become due; (c) any assignment by the Company for the benefit of creditors; (d) any application by the Company for appointment of a receiver; or (e) the commencement by the Company of a voluntary case under any provision of the Federal Bankruptcy Code (the "Code") or amendments thereto or any other federal or state law affording relief to debtors; or there shall be commenced against the Company any such proceeding, application or an involuntary case under the Code which proceeding, application or case is not dismissed or withdrawn within 90 days of commencement or filing, as the case may be.

        3. RESTRICTIONS ON TRANSFER. This Note is non-negotiable and may not be sold, transferred, pledged, assigned or hypothecated without the prior written consent of the Company.

        4. REPRESENTATIONS OF HOLDER. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state Blue Sky or similar laws relating to the sale of securities. By acceptance

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of  this  Note,   Holder   hereby   repeats  and   reaffirms   all  of  Holder's
representations, warranties and agreements set forth in the Financing Agreement and in that certain Subscription Agreement of even date therewith between the Company and Holder.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                        SALES LEAD MANAGEMENT INC.


                                        By: ________________________________
                                            Jason Bishara - CEO / President
                                            Sales Lead Management Inc.

                                        By: ________________________________
                                            Peter Cohen -
                                            Director of Operations
                                            Sales Lead Management Inc.